SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                        ---------------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                 March 22, 2002
                        (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
             (Exact name of registrant as specified in its Charter)


                 Florida                               34-027228
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



                                   65-0507804
                       (IRS Employer Identification No.)



        1750 East Sunrise Blvd.                   33304
        Ft. Lauderdale, Florida                 (Zip Code)
(Address of principal executive offices)


                                 (954) 760-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Explanatory Note

     This amendment on Form 8-K/A is being filed solely for the purpose of filing as exhibits to our Form 8-K filed on March 29, 2002, certain financial information of Community Savings Bankshares, Inc. ("Community") and a consent of Community's independent public accountants. The financial information filed as an exhibit herewith was previously filed by Community with the SEC.

Item 7.       Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

                  Community Savings Bankshares, Inc.'s consolidated financial statements as of and for the year ended December 31, 2000 are filed herewith as Exhibit 99.2.

                  Community Savings Bankshares, Inc.'s consolidated financial statements as of and for the nine months ended September 30, 2001 are filed herewith as Exhibit 99.3.

(c)           Exhibits

23.1     Consent of Crowe, Chizek and Company LLP.

99.2 Consolidated Financial Statements of Community Savings Bankshares, Inc. as of and for the year ended December 31, 2000.

99.3 Consolidated Financial Statements of Community Savings Bankshares, Inc. as of and for the nine months ended September 30, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BANKATLANTIC BANCORP, INC.


                                            By:/s/James A. White
                                              ----------------------------------
                                            Name:James A. White

                                            Title:Chief Financial Officer


Dated: May 17, 2002





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EXHIBIT INDEX


Exhibit             Description

99.2 Consolidated Financial Statements of Community Savings Bankshares, Inc. as of and for the year ended December 31, 2000.

99.3 Consolidated Financial Statements of Community Savings Bankshares, Inc. as of and for the nine months ended September 30, 2001.